News Release

Trustmark Corporation Announces Second Quarter 2009 Financial Results
and Declares $0.23 Quarterly Cash Dividend

Jackson, Miss. – July 28, 2009 – Trustmark Corporation (NASDAQ:TRMK) announced net income available to common shareholders of $13.4 million in the second quarter of 2009, which represented basic earnings per common share of $0.23.  Earnings during the quarter were impacted by a previously announced special FDIC deposit insurance assessment applicable to all insured depository institutions, which reduced Trustmark’s net income by $2.7 million, or $0.05 per share.  Trustmark’s second quarter 2009 net income produced a return on average tangible common equity of 8.20%.  During the first six months of 2009, Trustmark’s net income available to common shareholders totaled $36.8 million, which represented basic earnings per common share of $0.64.  Trustmark’s performance during the first half of 2009 resulted in a return on average tangible common equity of 11.28%.  Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per common share.  The dividend is payable September 15, 2009, to shareholders of record on September 1, 2009.

Richard G. Hickson, Chairman and CEO, stated, “Trustmark produced positive financial results during the second quarter as reflected by our robust net interest margin and disciplined management of core noninterest expense.  We continued to devote significant resources in the management of our real estate loan portfolio in the Florida panhandle.  During the quarter, we conducted extensive examinations and reappraisals to reflect the current condition of real estate values in Florida, which is reflected in our financial performance.”

“We continued to make investments to support revenue growth and efficiency.  During the quarter, we completed piloting our new retail sales and service platform designed to enhance customer service and improve associate productivity.  This technology will be implemented system wide by year end.  We look forward to the future as solid core earnings, coupled with the strength of Trustmark’s human and financial capital, have positioned us to take advantage of growth opportunities resulting from this challenging financial environment,” said Hickson.

Credit Quality
•	Continued to conduct extensive review and analysis of Florida loan portfolio
•	Nonperforming loans decreased $1.5 million to $133.0 million, or 1.94% of total loans
•	Nonperforming assets increased $11.5 million to $188.2 million, representing 2.72% of total loans and other real estate
•	Net charge-offs totaled $25.4 million, or 1.48% of average loans
•	Provision for loan losses totaled $26.8 million

Trustmark continued to conduct extensive reviews of its Florida loan portfolio.  Corporate loan review, in conjunction with associates dedicated to special assets in Florida, completed thorough due diligence examinations encompassing 92% of the outstanding Florida portfolio.  As part of the review, updated financial information on borrowers and guarantors was obtained as well as 160 updated property appraisals.  As a result of this review and appraisal process, $21.2 million in Florida loans were charged-off based upon current property values in the marketplace.  Over the last 18 months, the Florida construction and land development portfolio has been reduced by $140.7 million, or 36.4%, to $245.5 million.  Nonperforming assets in Florida declined $5.0 million in the second quarter relative to the prior quarter.  At June 30, 2009, Florida non-impaired construction and land development loans totaled $203.8 million with an associated reserve for loan loss of $25.7 million, or 12.6%.

Trustmark’s total net charge-offs were $25.4 million during the second quarter, including Florida net charge-offs of $21.2 million, which represented 83% of total net charge-offs.  Loan portfolios in the Corporation’s other geographic areas and lines of business continued to perform relatively well in the current economic environment.  Allocation of Trustmark’s $101.8 million allowance for loan losses represented 2.01% of commercial loans and 0.73% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.55% as of June 30, 2009.

Capital Strength
•	Tangible common equity to tangible assets increased to 7.34%
•	Total risk-based capital increased to 15.45%

Consistent profitability, sound balance sheet management and a prudent capital philosophy continue to be reflected in Trustmark’s solid capital base.  Internally generated tangible common equity increased to $683.2 million and represented 7.34% of tangible assets at June 30, 2009, while total risk-based capital expanded to 15.45%.  Excluding the $215 million in Senior Preferred stock issued under the Capital Purchase Program, Trustmark’s total risk-based capital ratio is an estimated 12.44%, exceeding guidelines to be classified as “well-capitalized” at June 30, 2009. Trustmark’s strong capital base is well-positioned to support the expansion of lending opportunities across the Corporation’s four-state franchise.

The fundamental strengths of Trustmark’s business, as reflected by pretax, pre-provision earnings, remain solid despite the challenging economic environment.  Based upon the existing capital base and the expectation of the level of profitability going forward, Trustmark believes at this time in the sustainability of its cash dividend to common shareholders.

Balance Sheet Management
•	Reduced exposure to construction and land development lending
•	Expanded focused business development activities
•	Increased noninterest-bearing deposits

Loans held for investment declined $70.0 million during the second quarter to total $6.6 billion.  This reduction was due principally to Trustmark’s continued efforts to reduce exposure to construction and land development lending and to its decision to discontinue indirect auto financing.  Trustmark’s targeted business development activities are focused upon the generation of additional commercial and industrial loan opportunities meeting underwriting and profitability criteria.  The relatively low interest rate environment resulted in mortgage banking production in excess of $583 million during the second quarter.  During the first six months of 2009, mortgage banking production totaled $1.2 billion, up 56.1% relative to figures one year earlier.

Trustmark’s deposit base remained stable at $7.1 billion during the second quarter as declines in interest-bearing deposits were effectively offset by growth in noninterest-bearing deposits.  At June 30, 2009, noninterest-bearing deposits represented 21.8% of total deposits.

Net Interest Income
•	Net interest income totaled $90.8 million
•	Net interest margin expanded to 4.20%

Trustmark took advantage of its capital strength, solid branding, and strong liquidity to lower its cost of deposits and optimize funding costs.  In addition, disciplined loan pricing and required minimum loan rates slowed erosion of loan yields.  As a consequence, net interest income of $90.8 million continued to validate core revenue strength during the second quarter and resulted in an expansion of the net interest margin to 4.20%.

Noninterest Income
•	Service charges on deposit accounts expanded
•	Debit card income increased
•	Gain on sale of securities totaled $4.4 million

Noninterest income during the second quarter of 2009 totaled $40.8 million, a decline of $2.2 million relative to the prior quarter.  Mortgage banking income during the quarter was $2.5 million, down $8.4 million from the prior quarter due largely to negative mortgage servicing rights hedge ineffectiveness.  Mortgage servicing income and gain on sales of mortgage loans remained stable during the quarter.  Service charges on deposit accounts increased $676 thousand relative to the prior quarter to total $13.2 million while other general banking income increased $656 thousand to $6.1 million due to growth in debit card related income.  Insurance revenue totaled $7.4 million during the second quarter, relatively unchanged from the prior quarter.  Wealth management revenue also remained stable at $5.5 million when compared to the first quarter.  During the second quarter of 2009, Trustmark capitalized upon advantageous market conditions and sold approximately $153 million of short-term mortgage related securities, which resulted in a gain of $4.4 million.

Noninterest Expense
•	Core noninterest expense remained well-controlled
•	Salary and benefit expense declined $2.4 million
•	FDIC Special Assessment totaled $4.4 million
•	Foreclosure expense increased $2.1 million

During the second quarter of 2009, noninterest expense totaled $79.0 million, an increase of $4.6 million from the prior quarter.  Excluding the previously mentioned FDIC special assessment, noninterest expense increased $100 thousand relative to the first quarter.  Salary and benefit expense declined $2.4 million during the second quarter as a result of strategic human capital management initiatives, including the decision to freeze benefits under the Corporation’s defined benefit pension plan.  During the last 12 months, the Corporation reduced its full time equivalent work force by 75, or approximately 3%, through attrition.  Trustmark remains committed to identifying reengineering and efficiency opportunities to enhance shareholder value.

ADDITIONAL INFORMATION
As previously announced, Trustmark will conduct a conference call with analysts on Wednesday, July 29 at 10:00 a.m. Central Time to discuss the Corporation's financial results. Interested parties may listen to the conference call by dialing (877) 627-6580, passcode 9794118 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com. A replay of the conference call will also be available through Wednesday, August 5, 2009 in archived format at the same web address or by calling (888) 203-1112, passcode 9794118.

Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that effect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark’s borrowers, changes in Trustmark’s ability to control expenses, changes in Trustmark’s compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business, natural disasters, acts of war or terrorism and other risks described in Trustmark’s filings with the Securities and Exchange Commission.

Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Contacts:
Investors:	Louis E. Greer	Joseph Rein
	Treasurer and	First Vice President
	Principal Financial Officer	601-208-6898
601-208-2310

Media:	Melanie A. Morgan
Senior Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2009 ($ in thousands) (unaudited)

				Linked Quarter		Year over Year
QUARTERLY AVERAGE BALANCES	6/30/2009	3/31/2009	6/30/2008	$ Change	% Change	$ Change	% Change
Securities AFS-taxable	$1,395,303	$1,505,328	$769,790	$(110,025)	-7.3%	$625,513	81.3%
Securities AFS-nontaxable	70,165	43,429	35,869	26,736	61.6%	34,296	95.6%
Securities HTM-taxable	194,079	178,417	186,047	15,662	8.8%	8,032	4.3%
Securities HTM-nontaxable	61,166	67,308	76,940	(6,142)	-9.1%	(15,774)	-20.5%
Total securities	1,720,713	1,794,482	1,068,646	(73,769)	-4.1%	652,067	61.0%
Loans (including loans held for sale)	6,880,909	6,981,921	7,080,495	(101,012)	-1.4%	(199,586)	-2.8%
Fed funds sold and rev repos	20,973	15,988	30,567	4,985	31.2%	(9,594)	-31.4%
Other earning assets	47,084	40,485	41,481	6,599	16.3%	5,603	13.5%
Total earning assets	8,669,679	8,832,876	8,221,189	(163,197)	-1.8%	448,490	5.5%
Allowance for loan losses	(106,491)	(97,986)	(82,962)	(8,505)	8.7%	(23,529)	28.4%
Cash and due from banks	214,633	239,508	253,545	(24,875)	-10.4%	(38,912)	-15.3%
Other assets	824,724	803,416	782,986	21,308	2.7%	41,738	5.3%
Total assets	$9,602,545	$9,777,814	$9,174,758	$(175,269)	-1.8%	$427,787	4.7%

Interest-bearing demand deposits	$1,131,765	$1,118,347	$1,258,281	$13,418	1.2%	$(126,516)	-10.1%
Savings deposits	1,869,794	1,815,672	1,867,438	54,122	3.0%	2,356	0.1%
Time deposits less than $100,000	1,493,172	1,485,680	1,568,802	7,492	0.5%	(75,630)	-4.8%
Time deposits of $100,000 or more	1,096,170	1,074,873	1,051,716	21,297	2.0%	44,454	4.2%
Total interest-bearing deposits	5,590,901	5,494,572	5,746,237	96,329	1.8%	(155,336)	-2.7%
Fed funds purchased and repos	589,542	674,175	618,227	(84,633)	-12.6%	(28,685)	-4.6%
Short-term borrowings	340,816	647,604	202,778	(306,788)	-47.4%	138,038	68.1%
Long-term FHLB advances	75,000	58,333	-	16,667	28.6%	75,000	n/m
Subordinated notes	49,752	49,744	49,720	8	0.0%	32	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Total interest-bearing liabilities	6,716,115	6,994,532	6,687,066	(278,417)	-4.0%	29,049	0.4%
Noninterest-bearing deposits	1,554,642	1,470,822	1,409,371	83,820	5.7%	145,271	10.3%
Other liabilities	124,586	120,062	134,237	4,524	3.8%	(9,651)	-7.2%
Total liabilities	8,395,343	8,585,416	8,230,674	(190,073)	-2.2%	164,669	2.0%
Preferred equity	205,860	205,417	-	443	0.2%	205,860	n/m
Common equity	1,001,342	986,981	944,084	14,361	1.5%	57,258	6.1%
Total shareholders' equity	1,207,202	1,192,398	944,084	14,804	1.2%	263,118	27.9%
Total liabilities and equity	$9,602,545	$9,777,814	$9,174,758	$(175,269)	-1.8%	$427,787	4.7%

				Linked Quarter		Year over Year
PERIOD END BALANCES	6/30/2009	3/31/2009	6/30/2008	$ Change	% Change	$ Change	% Change
Cash and due from banks	$220,706	$231,211	$296,628	$(10,505)	-4.5%	$(75,922)	-25.6%
Fed funds sold and rev repos	16,367	8,014	23,901	8,353	n/m	(7,534)	-31.5%
Securities available for sale	1,488,428	1,613,047	908,949	(124,619)	-7.7%	579,479	63.8%
Securities held to maturity	254,380	256,677	260,741	(2,297)	-0.9%	(6,361)	-2.4%
Loans held for sale	280,975	301,691	184,858	(20,716)	-6.9%	96,117	52.0%
Loans	6,570,582	6,640,597	6,859,375	(70,015)	-1.1%	(288,793)	-4.2%
Allowance for loan losses	(101,751)	(100,358)	(86,576)	(1,393)	1.4%	(15,175)	17.5%
Net Loans	6,468,831	6,540,239	6,772,799	(71,408)	-1.1%	(303,968)	-4.5%
Premises and equipment, net	156,541	157,068	154,026	(527)	-0.3%	2,515	1.6%
Mortgage servicing rights	63,316	45,256	76,209	18,060	39.9%	(12,893)	-16.9%
Goodwill	291,104	291,104	291,145	-	0.0%	(41)	0.0%
Identifiable intangible assets	21,820	22,820	25,958	(1,000)	-4.4%	(4,138)	-15.9%
Other assets	364,402	308,587	319,835	55,815	18.1%	44,567	13.9%
Total assets	$9,626,870	$9,775,714	$9,315,049	$(148,844)	-1.5%	$311,821	3.3%

Deposits:
Noninterest-bearing	$1,558,934	$1,504,032	$1,443,553	$54,902	3.7%	$115,381	8.0%
Interest-bearing	5,588,955	5,652,908	5,680,130	(63,953)	-1.1%	(91,175)	-1.6%
Total deposits	7,147,889	7,156,940	7,123,683	(9,051)	-0.1%	24,206	0.3%
Fed funds purchased and repos	627,616	607,083	748,137	20,533	3.4%	(120,521)	-16.1%
Short-term borrowings	314,751	448,380	260,812	(133,629)	-29.8%	53,939	20.7%
Long-term FHLB advances	75,000	75,000	-	-	n/m	75,000	n/m
Subordinated notes	49,758	49,750	49,725	8	0.0%	33	0.1%
Junior subordinated debt securities	70,104	70,104	70,104	-	0.0%	-	0.0%
Other liabilities	139,638	168,089	126,703	(28,451)	-16.9%	12,935	10.2%
Total liabilities	8,424,756	8,575,346	8,379,164	(150,590)	-1.8%	45,592	0.5%
Preferred stock	206,009	205,564	-	445	0.2%	206,009	n/m
Common stock	11,964	11,955	11,938	9	0.1%	26	0.2%
Capital surplus	143,654	142,167	126,881	1,487	1.0%	16,773	13.2%
Retained earnings	845,882	845,779	814,674	103	0.0%	31,208	3.8%
Accum other comprehensive
loss, net of tax	(5,395)	(5,097)	(17,608)	(298)	5.8%	12,213	-69.4%
Total shareholders' equity	1,202,114	1,200,368	935,885	1,746	0.1%	266,229	28.4%
Total liabilities and equity	$9,626,870	$9,775,714	$9,315,049	$(148,844)	-1.5%	$311,821	3.3%

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2009 ($ in thousands except per share data) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
INCOME STATEMENTS	6/30/2009	3/31/2009	6/30/2008	$ Change	% Change	$ Change	% Change
Interest and fees on loans-FTE	$91,652	$92,382	$109,023	$(730)	-0.8%	$(17,371)	-15.9%
Interest on securities-taxable	20,444	21,654	11,079	(1,210)	-5.6%	9,365	84.5%
Interest on securities-tax exempt-FTE	2,040	1,834	1,943	206	11.2%	97	5.0%
Interest on fed funds sold and rev repos	19	19	168	-	0.0%	(149)	-88.7%
Other interest income	343	313	475	30	9.6%	(132)	-27.8%
Total interest income-FTE	114,498	116,202	122,688	(1,704)	-1.5%	(8,190)	-6.7%
Interest on deposits	21,430	22,540	36,881	(1,110)	-4.9%	(15,451)	-41.9%
Interest on fed funds pch and repos	272	364	3,019	(92)	-25.3%	(2,747)	-91.0%
Other interest expense	1,980	2,352	2,923	(372)	-15.8%	(943)	-32.3%
Total interest expense	23,682	25,256	42,823	(1,574)	-6.2%	(19,141)	-44.7%
Net interest income-FTE	90,816	90,946	79,865	(130)	-0.1%	10,951	13.7%
Provision for loan losses	26,767	16,866	31,012	9,901	58.7%	(4,245)	-13.7%
Net interest income after provision-FTE	64,049	74,080	48,853	(10,031)	-13.5%	15,196	31.1%
Service charges on deposit accounts	13,244	12,568	13,223	676	5.4%	21	0.2%
Insurance commissions	7,372	7,422	8,394	(50)	-0.7%	(1,022)	-12.2%
Wealth management	5,497	5,555	7,031	(58)	-1.0%	(1,534)	-21.8%
General banking - other	6,063	5,407	6,053	656	12.1%	10	0.2%
Mortgage banking, net	2,543	10,907	6,708	(8,364)	-76.7%	(4,165)	-62.1%
Other, net	1,693	1,115	6,999	578	51.8%	(5,306)	-75.8%
Nonint inc-excl sec gains, net	36,412	42,974	48,408	(6,562)	-15.3%	(11,996)	-24.8%
Security gains, net	4,404	30	58	4,374	n/m	4,346	n/m
Total noninterest income	40,816	43,004	48,466	(2,188)	-5.1%	(7,650)	-15.8%
Salaries and employee benefits	40,989	43,425	42,771	(2,436)	-5.6%	(1,782)	-4.2%
Services and fees	10,249	10,000	9,526	249	2.5%	723	7.6%
Net occupancy-premises	4,948	5,178	4,850	(230)	-4.4%	98	2.0%
Equipment expense	4,108	4,166	4,144	(58)	-1.4%	(36)	-0.9%
Other expense	18,677	11,638	8,323	7,039	60.5%	10,354	n/m
Total noninterest expense	78,971	74,407	69,614	4,564	6.1%	9,357	13.4%
Income before income taxes and tax eq adj	25,894	42,677	27,705	(16,783)	-39.3%	(1,811)	-6.5%
Tax equivalent adjustment	2,325	2,397	2,247	(72)	-3.0%	78	3.5%
Income before income taxes	23,569	40,280	25,458	(16,711)	-41.5%	(1,889)	-7.4%
Income taxes	6,994	13,795	7,906	(6,801)	-49.3%	(912)	-11.5%
Net income	16,575	26,485	17,552	(9,910)	-37.4%	(977)	-5.6%

Preferred stock dividends	2,687	2,688	-	(1)	0.0%	2,687	n/m
Accretion of preferred stock discount	445	438	-	7	1.6%	445	n/m
Net income available to common shareholders	$13,443	$23,359	$17,552	$(9,916)	-42.5%	$(4,109)	-23.4%

Per common share data
Earnings per share - basic	$0.23	$0.41	$0.31	$(0.18)	-43.9%	$(0.08)	-25.8%

Earnings per share - diluted	$0.23	$0.41	$0.31	$(0.18)	-43.9%	$(0.08)	-25.8%

Dividends per share	$0.23	$0.23	$0.23	$-	0.0%	$-	0.0%

Weighted average common shares outstanding
Basic	57,406,499	57,350,874	57,296,449

Diluted	57,546,928	57,398,375	57,335,393

Period end common shares outstanding	57,423,841	57,378,318	57,296,449

OTHER FINANCIAL DATA
Return on common equity	5.38%	9.60%	7.48%
Return on average tangible common equity	8.20%	14.46%	11.70%
Return on equity	5.51%	9.01%	7.48%
Return on assets	0.69%	1.10%	0.77%
Interest margin - Yield - FTE	5.30%	5.34%	6.00%
Interest margin - Cost	1.10%	1.16%	2.10%
Net interest margin - FTE	4.20%	4.18%	3.91%
Efficiency ratio	58.57%	55.56%	56.64%
Full-time equivalent employees	2,562	2,589	2,637

COMMON STOCK PERFORMANCE
Market value-Close	$19.32	$18.38	$17.65
Common book value	$17.35	$17.34	$16.33
Tangible common book value	$11.90	$11.87	$10.80

n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2009 ($ in thousands) (unaudited)

	Quarter Ended			Linked Quarter		Year over Year
NONPERFORMING ASSETS	6/30/2009	3/31/2009	6/30/2008	$ Change	% Change	$ Change	% Change
Nonaccrual loans
Florida	$72,185	$83,789	$70,484	$(11,604)	-13.8%	$1,701	2.4%
Mississippi (1)	32,040	21,829	12,572	10,211	46.8%	19,468	n/m
Tennessee (2)	2,941	5,763	5,216	(2,822)	-49.0%	(2,275)	-43.6%
Texas	25,824	23,122	7,039	2,702	11.7%	18,785	n/m
Total nonaccrual loans	132,990	134,503	95,311	(1,513)	-1.1%	37,679	39.5%
Other real estate
Florida	26,387	19,830	10,398	6,557	33.1%	15,989	n/m
Mississippi (1)	15,542	9,932	5,258	5,610	56.5%	10,284	n/m
Tennessee (2)	10,234	9,051	6,778	1,183	13.1%	3,456	51.0%
Texas	3,033	3,322	438	(289)	-8.7%	2,595	n/m
Total other real estate	55,196	42,135	22,872	13,061	31.0%	32,324	n/m
Total nonperforming assets	$188,186	$176,638	$118,183	$11,548	6.5%	$70,003	59.2%

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$6,873	$10,004	$3,056	$(3,131)	-31.3%	$3,817	n/m

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$28,523	$21,128	$15,809	$7,395	35.0%	$12,714	80.4%

	Quarter Ended			Linked Quarter		Year over Year
ALLOWANCE FOR LOAN LOSSES	6/30/2009	3/31/2009	6/30/2008	$ Change	% Change	$ Change	% Change
Beginning Balance	$100,358	$94,922	$81,818	$5,436	5.7%	$18,540	22.7%
Provision for loan losses	26,767	16,866	31,012	9,901	58.7%	(4,245)	-13.7%
Charge-offs	(27,870)	(14,015)	(28,820)	(13,855)	98.9%	950	-3.3%
Recoveries	2,496	2,585	2,566	(89)	-3.4%	(70)	-2.7%
Net charge-offs	(25,374)	(11,430)	(26,254)	(13,944)	n/m	880	-3.4%
Ending Balance	$101,751	$100,358	$86,576	$1,393	1.4%	$15,175	17.5%

PROVISION FOR LOAN LOSSES
Florida	$28,915	$10,733	$24,145	$18,182	n/m	$4,770	19.8%
Mississippi (1)	(1,044)	4,386	3,667	(5,430)	n/m	(4,711)	n/m
Tennessee (2)	(659)	1,621	2,440	(2,280)	n/m	(3,099)	n/m
Texas	(445)	126	760	(571)	n/m	(1,205)	n/m
Total provision for loan losses	$26,767	$16,866	$31,012	$9,901	58.7%	$(4,245)	-13.7%

NET CHARGE-OFFS
Florida	$21,167	$6,933	$22,064	$14,234	n/m	$(897)	-4.1%
Mississippi (1)	3,267	3,455	4,214	(188)	-5.4%	(947)	-22.5%
Tennessee (2)	897	785	48	112	14.3%	849	n/m
Texas	43	257	(72)	(214)	-83.3%	115	n/m
Total net charge-offs	$25,374	$11,430	$26,254	$13,944	n/m	$(880)	-3.4%

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.48%	0.66%	1.49%
Provision for loan losses/average loans	1.56%	0.98%	1.76%
Nonperforming loans/total loans (incl LHFS)	1.94%	1.94%	1.35%
Nonperforming assets/total loans (incl LHFS)	2.75%	2.54%	1.68%
Nonperforming assets/total loans (incl LHFS) +ORE	2.72%	2.53%	1.67%
ALL/total loans (excl LHFS)	1.55%	1.51%	1.26%
ALL-commercial/total commercial loans	2.01%	1.95%	1.67%
ALL-consumer/total consumer and home mortgage loans	0.73%	0.73%	0.60%
ALL/nonperforming loans	76.51%	74.61%	90.84%
ALL/nonperforming loans (excl impaired loans)	123.15%	137.47%	173.64%

CAPITAL RATIOS
Total equity/total assets	12.49%	12.28%	10.05%
Common equity/total assets	10.35%	10.18%	10.05%
Tangible equity/tangible assets	9.55%	9.37%	6.88%
Tangible common equity/tangible assets	7.34%	7.20%	6.88%
Tangible common equity/risk-weighted assets	9.56%	9.43%	8.51%
Tier 1 leverage ratio	10.38%	10.17%	7.87%
Tier 1 common risk-based capital ratio	9.66%	9.55%	8.65%
Tier 1 risk-based capital ratio	13.50%	13.34%	9.58%
Total risk-based capital ratio	15.45%	15.28%	11.46%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions
n/m - percentage changes greater than +/- 100% are considered not meaningful

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2009 ($ in thousands) (unaudited)

	Quarter Ended					Six Months Ended
QUARTERLY AVERAGE BALANCES	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
Securities AFS-taxable	$1,395,303	$1,505,328	$1,226,843	$822,995	$769,790	$1,450,012	$561,435
Securities AFS-nontaxable	70,165	43,429	40,708	39,886	35,869	56,871	36,055
Securities HTM-taxable	194,079	178,417	169,958	184,001	186,047	186,291	187,826
Securities HTM-nontaxable	61,166	67,308	71,843	74,937	76,940	64,220	79,250
Total securities	1,720,713	1,794,482	1,509,352	1,121,819	1,068,646	1,757,394	864,566
Loans (including loans held for sale)	6,880,909	6,981,921	6,908,296	6,927,270	7,080,495	6,931,136	7,128,864
Fed funds sold and rev repos	20,973	15,988	22,871	17,401	30,567	18,494	26,744
Other earning assets	47,084	40,485	49,197	37,323	41,481	43,803	39,220
Total earning assets	8,669,679	8,832,876	8,489,716	8,103,813	8,221,189	8,750,827	8,059,394
Allowance for loan losses	(106,491)	(97,986)	(91,802)	(88,643)	(82,962)	(102,262)	(81,980)
Cash and due from banks	214,633	239,508	223,774	246,515	253,545	227,002	256,469
Other assets	824,724	803,416	801,890	810,449	782,986	814,128	779,352
Total assets	$9,602,545	$9,777,814	$9,423,578	$9,072,134	$9,174,758	$9,689,695	$9,013,235

Interest-bearing demand deposits	$1,131,765	$1,118,347	$1,149,071	$1,222,087	$1,258,281	$1,125,093	$1,246,087
Savings deposits	1,869,794	1,815,672	1,709,670	1,774,188	1,867,438	1,842,883	1,811,243
Time deposits less than $100,000	1,493,172	1,485,680	1,478,753	1,532,630	1,568,802	1,489,446	1,573,277
Time deposits of $100,000 or more	1,096,170	1,074,873	1,045,377	1,108,677	1,051,716	1,085,580	1,041,122
Total interest-bearing deposits	5,590,901	5,494,572	5,382,871	5,637,582	5,746,237	5,543,002	5,671,729
Fed funds purchased and repos	589,542	674,175	809,822	659,312	618,227	631,625	517,783
Short-term borrowings	340,816	647,604	494,928	156,880	202,778	493,363	227,506
Long-term FHLB advances	75,000	58,333	-	-	-	66,713	-
Subordinated notes	49,752	49,744	49,736	49,728	49,720	49,748	49,716
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104	70,104	70,104
Total interest-bearing liabilities	6,716,115	6,994,532	6,807,461	6,573,606	6,687,066	6,854,555	6,536,838
Noninterest-bearing deposits	1,554,642	1,470,822	1,433,361	1,415,402	1,409,371	1,512,963	1,400,107
Other liabilities	124,586	120,062	126,704	136,229	134,237	122,336	137,988
Total liabilities	8,395,343	8,585,416	8,367,526	8,125,237	8,230,674	8,489,854	8,074,933
Preferred equity	205,860	205,417	91,385	-	-	205,640	-
Common equity	1,001,342	986,981	964,667	946,897	944,084	994,201	938,302
Total shareholders' equity	1,207,202	1,192,398	1,056,052	946,897	944,084	1,199,841	938,302
Total liabilities and equity	$9,602,545	$9,777,814	$9,423,578	$9,072,134	$9,174,758	$9,689,695	$9,013,235

PERIOD END BALANCES	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Cash and due from banks	$220,706	$231,211	$257,930	$235,016	$296,628
Fed funds sold and rev repos	16,367	8,014	23,401	14,782	23,901
Securities available for sale	1,488,428	1,613,047	1,542,841	907,629	908,949
Securities held to maturity	254,380	256,677	259,629	256,323	260,741
Loans held for sale	280,975	301,691	238,265	154,162	184,858
Loans	6,570,582	6,640,597	6,722,403	6,740,730	6,859,375
Allowance for loan losses	(101,751)	(100,358)	(94,922)	(90,888)	(86,576)
Net Loans	6,468,831	6,540,239	6,627,481	6,649,842	6,772,799
Premises and equipment, net	156,541	157,068	156,811	156,298	154,026
Mortgage servicing rights	63,316	45,256	42,882	78,550	76,209
Goodwill	291,104	291,104	291,104	291,145	291,145
Identifiable intangible assets	21,820	22,820	23,821	24,887	25,958
Other assets	364,402	308,587	326,744	317,639	319,835
Total assets	$9,626,870	$9,775,714	$9,790,909	$9,086,273	$9,315,049

Deposits:
Noninterest-bearing	$1,558,934	$1,504,032	$1,496,166	$1,526,374	$1,443,553
Interest-bearing	5,588,955	5,652,908	5,327,704	5,411,304	5,680,130
Total deposits	7,147,889	7,156,940	6,823,870	6,937,678	7,123,683
Fed funds purchased and repos	627,616	607,083	811,129	592,818	748,137
Short-term borrowings	314,751	448,380	730,958	369,037	260,812
Long-term FHLB advances	75,000	75,000	-	-	-
Subordinated notes	49,758	49,750	49,741	49,733	49,725
Junior subordinated debt securities	70,104	70,104	70,104	70,104	70,104
Other liabilities	139,638	168,089	126,641	117,905	126,703
Total liabilities	8,424,756	8,575,346	8,612,443	8,137,275	8,379,164
Preferred stock	206,009	205,564	205,126	-	-
Common stock	11,964	11,955	11,944	11,944	11,938
Capital surplus	143,654	142,167	139,471	128,617	126,881
Retained earnings	845,882	845,779	836,642	824,768	814,674
Accum other comprehensive
loss, net of tax	(5,395)	(5,097)	(14,717)	(16,331)	(17,608)
Total shareholders' equity	1,202,114	1,200,368	1,178,466	948,998	935,885
Total liabilities and equity	$9,626,870	$9,775,714	$9,790,909	$9,086,273	$9,315,049

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2009 ($ in thousands except per share data) (unaudited)

	Quarter Ended					Six Months Ended
INCOME STATEMENTS	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
Interest and fees on loans-FTE	$91,652	$92,382	$101,694	$105,706	$109,023	$184,034	$228,664
Interest on securities-taxable	20,444	21,654	17,108	12,117	11,079	42,098	16,936
Interest on securities-tax exempt-FTE	2,040	1,834	1,891	1,946	1,943	3,874	4,029
Interest on fed funds sold and rev repos	19	19	57	98	168	38	347
Other interest income	343	313	368	407	475	656	1,047
Total interest income-FTE	114,498	116,202	121,118	120,274	122,688	230,700	251,023
Interest on deposits	21,430	22,540	26,818	32,860	36,881	43,970	80,244
Interest on fed funds pch and repos	272	364	1,178	3,123	3,019	636	6,092
Other interest expense	1,980	2,352	3,399	2,653	2,923	4,332	7,752
Total interest expense	23,682	25,256	31,395	38,636	42,823	48,938	94,088
Net interest income-FTE	90,816	90,946	89,723	81,638	79,865	181,762	156,935
Provision for loan losses	26,767	16,866	16,684	14,473	31,012	43,633	45,255
Net interest income after provision-FTE	64,049	74,080	73,039	67,165	48,853	138,129	111,680
Service charges on deposit accounts	13,244	12,568	14,044	13,886	13,223	25,812	25,787
Insurance commissions	7,372	7,422	6,783	9,007	8,394	14,794	16,650
Wealth management	5,497	5,555	6,583	6,788	7,031	11,052	14,229
General banking - other	6,063	5,407	5,576	5,813	6,053	11,470	11,841
Mortgage banking, net	2,543	10,907	4,393	4,323	6,708	13,450	17,764
Other, net	1,693	1,115	935	2,131	6,999	2,808	10,220
Nonint inc-excl sec gains, net	36,412	42,974	38,314	41,948	48,408	79,386	96,491
Security gains, net	4,404	30	12	2	58	4,434	491
Total noninterest income	40,816	43,004	38,326	41,950	48,466	83,820	96,982
Salaries and employee benefits	40,989	43,425	41,923	42,859	42,771	84,414	86,355
Services and fees	10,249	10,000	9,638	9,785	9,526	20,249	18,956
Net occupancy-premises	4,948	5,178	4,704	5,153	4,850	10,126	9,651
Equipment expense	4,108	4,166	4,183	4,231	4,144	8,274	8,218
Other expense	18,677	11,638	11,097	10,706	8,323	30,315	16,260
Total noninterest expense	78,971	74,407	71,545	72,734	69,614	153,378	139,440
Income before income taxes and tax eq adj	25,894	42,677	39,820	36,381	27,705	68,571	69,222
Tax equivalent adjustment	2,325	2,397	2,326	2,242	2,247	4,722	4,568
Income before income taxes	23,569	40,280	37,494	34,139	25,458	63,849	64,654
Income taxes	6,994	13,795	12,162	10,785	7,906	20,789	20,923
Net income	16,575	26,485	25,332	23,354	17,552	43,060	43,731

Preferred stock dividends	2,687	2,688	1,165	-	-	5,375	-
Accretion of preferred stock discount	445	438	188	-	-	883	-
Net income available to common shareholders	$13,443	$23,359	$23,979	$23,354	$17,552	$36,802	$43,731

Per common share data
Earnings per share - basic	$0.23	$0.41	$0.42	$0.41	$0.31	$0.64	$0.76

Earnings per share - diluted	$0.23	$0.41	$0.42	$0.41	$0.31	$0.64	$0.76

Dividends per share	$0.23	$0.23	$0.23	$0.23	$0.23	$0.46	$0.46

Weighted average common shares outstanding
Basic	57,406,499	57,350,874	57,324,710	57,298,710	57,296,449	57,378,840	57,289,844

Diluted	57,546,928	57,398,375	57,375,590	57,337,342	57,335,393	57,446,888	57,322,388

Period end common shares outstanding	57,423,841	57,378,318	57,324,737	57,324,627	57,296,449	57,423,841	57,296,449

OTHER FINANCIAL DATA
Return on common equity	5.38%	9.60%	9.89%	9.81%	7.48%	7.46%	9.37%
Return on average tangible common equity	8.20%	14.46%	15.10%	15.16%	11.70%	11.28%	14.61%
Return on equity	5.51%	9.01%	9.54%	9.81%	7.48%	7.24%	9.37%
Return on assets	0.69%	1.10%	1.07%	1.02%	0.77%	0.90%	0.98%
Interest margin - Yield - FTE	5.30%	5.34%	5.68%	5.90%	6.00%	5.32%	6.26%
Interest margin - Cost	1.10%	1.16%	1.47%	1.90%	2.10%	1.13%	2.36%
Net interest margin - FTE	4.20%	4.18%	4.20%	4.01%	3.91%	4.19%	3.92%
Efficiency ratio	58.57%	55.56%	55.86%	58.85%	56.64%	58.46%	56.64%
Full-time equivalent employees	2,562	2,589	2,607	2,623	2,637

COMMON STOCK PERFORMANCE
Market value-Close	$19.32	$18.38	$21.59	$20.74	$17.65
Common book value	$17.35	$17.34	$16.98	$16.55	$16.33
Tangible common book value	$11.90	$11.87	$11.49	$11.04	$10.80

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION June 30, 2009 ($ in thousands) (unaudited)

	Quarter Ended
NONPERFORMING ASSETS	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Nonaccrual loans
Florida	$72,185	$83,789	$75,092	$71,125	$70,484
Mississippi (1)	32,040	21,829	18,703	12,727	12,572
Tennessee (2)	2,941	5,763	3,638	4,012	5,216
Texas	25,824	23,122	16,605	17,418	7,039
Total nonaccrual loans	132,990	134,503	114,038	105,282	95,311
Other real estate
Florida	26,387	19,830	21,265	18,265	10,398
Mississippi (1)	15,542	9,932	6,113	6,062	5,258
Tennessee (2)	10,234	9,051	8,862	7,924	6,778
Texas	3,033	3,322	2,326	214	438
Total other real estate	55,196	42,135	38,566	32,465	22,872
Total nonperforming assets	$188,186	$176,638	$152,604	$137,747	$118,183

LOANS PAST DUE OVER 90 DAYS
Loans held for investment	$6,873	$10,004	$5,139	$3,622	$3,056

Loans HFS-Guaranteed GNMA serviced loans
(no obligation to repurchase)	$28,523	$21,128	$18,095	$20,332	$15,809

	Quarter Ended					Six Months Ended
ALLOWANCE FOR LOAN LOSSES	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
Beginning Balance	$100,358	$94,922	$90,888	$86,576	$81,818	$94,922	$79,851
Provision for loan losses	26,767	16,866	16,684	14,473	31,012	43,633	45,255
Charge-offs	(27,870)	(14,015)	(15,039)	(12,732)	(28,820)	(41,885)	(43,996)
Recoveries	2,496	2,585	2,389	2,571	2,566	5,081	5,466
Net charge-offs	(25,374)	(11,430)	(12,650)	(10,161)	(26,254)	(36,804)	(38,530)
Ending Balance	$101,751	$100,358	$94,922	$90,888	$86,576	$101,751	$86,576

PROVISION FOR LOAN LOSSES
Florida	$28,915	$10,733	$6,491	$3,167	$24,145	$39,648	$33,702
Mississippi (1)	(1,044)	4,386	5,756	8,476	3,667	3,342	6,474
Tennessee (2)	(659)	1,621	1,461	27	2,440	962	3,219
Texas	(445)	126	2,976	2,803	760	(319)	1,860
Total provision for loan losses	$26,767	$16,866	$16,684	$14,473	$31,012	$43,633	$45,255

NET CHARGE-OFFS
Florida	$21,167	$6,933	$7,160	$3,779	$22,064	$28,100	$31,752
Mississippi (1)	3,267	3,455	4,387	4,515	4,214	6,722	5,788
Tennessee (2)	897	785	816	1,291	48	1,682	234
Texas	43	257	287	576	(72)	300	756
Total net charge-offs	$25,374	$11,430	$12,650	$10,161	$26,254	$36,804	$38,530

CREDIT QUALITY RATIOS
Net charge offs/average loans	1.48%	0.66%	0.73%	0.58%	1.49%	1.07%	1.09%
Provision for loan losses/average loans	1.56%	0.98%	0.96%	0.83%	1.76%	1.27%	1.28%
Nonperforming loans/total loans (incl LHFS)	1.94%	1.94%	1.64%	1.53%	1.35%
Nonperforming assets/total loans (incl LHFS)	2.75%	2.54%	2.19%	2.00%	1.68%
Nonperforming assets/total loans (incl LHFS) +ORE	2.72%	2.53%	2.18%	1.99%	1.67%
ALL/total loans (excl LHFS)	1.55%	1.51%	1.41%	1.35%	1.26%
ALL-commercial/total commercial loans	2.01%	1.95%	1.79%	1.76%	1.67%
ALL-consumer/total consumer and home mortgage loans	0.73%	0.73%	0.72%	0.64%	0.60%
ALL/nonperforming loans	76.51%	74.61%	83.24%	86.33%	90.84%
ALL/nonperforming loans (excl impaired loans)	123.15%	137.47%	166.07%	145.21%	173.64%

CAPITAL RATIOS
Total equity/total assets	12.49%	12.28%	12.04%	10.44%	10.05%
Common equity/total assets	10.35%	10.18%	9.94%	10.44%	10.05%
Tangible equity/tangible assets	9.55%	9.37%	9.11%	7.22%	6.88%
Tangible common equity/tangible assets	7.34%	7.20%	6.95%	7.22%	6.88%
Tangible common equity/risk-weighted assets	9.56%	9.43%	9.03%	8.80%	8.51%
Tier 1 leverage ratio	10.38%	10.17%	10.42%	8.11%	7.87%
Tier 1 common risk-based capital ratio	9.66%	9.55%	9.27%	8.91%	8.65%
Tier 1 risk-based capital ratio	13.50%	13.34%	13.01%	9.86%	9.58%
Total risk-based capital ratio	15.45%	15.28%	14.95%	11.80%	11.46%

(1) - Mississippi includes Central and Southern Mississippi Regions
(2) - Tennessee includes Memphis, Tennessee and Northern Mississippi Regions

See Notes to Consolidated Financials

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2009 ($ in thousands) (unaudited)

Note 1 - Securities Available for Sale and Held to Maturity

The following table is a summary of the estimated fair value of securities available for sale and the amortized cost of securities held to maturity ($ in thousands):

	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
SECURITIES AVAILABLE FOR SALE
U.S. Treasury and other U.S. Government agencies	$25,212	$26,019	$31,892	$7,547	$6,042
Obligations of states and political subdivisions	137,799	125,366	98,653	39,132	40,678
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	10,000	10,658	8,726	6,754	7,049
Issued by FNMA and FHLMC	7,193	79,007	19,186	15,821	10,894
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	1,209,677	1,287,745	1,365,015	819,020	826,975
Commercial mortgage-backed securities	92,395	76,183	11,499	8,226	6,064
Corporate debt securities	6,152	8,069	7,870	11,129	11,247
Total securities available for sale	$1,488,428	$1,613,047	$1,542,841	$907,629	$908,949

SECURITIES HELD TO MATURITY
Obligations of states and political subdivisions	$89,331	$95,799	$102,901	$98,799	$102,212
Mortgage-backed securities
Pass-through securities
Guaranteed by GNMA	7,298	5,325	-	-	-
Other residential mortgage-backed securities
Issued or guaranteed by FNMA, FHLMC, or GNMA	154,655	155,553	156,728	157,524	158,529
Commercial mortgage-backed securities	3,096	-	-	-	-
Total securities held to maturity	$254,380	$256,677	$259,629	$256,323	$260,741

Management continues to focus on asset quality as one of the strategic goals of the securities portfolio, which is evidenced by the investment of approximately 87% of the portfolio in U.S. Government agency-backed obligations and other AAA rated securities.  None of the securities in the portfolio are considered to be sub-prime. Furthermore, outside of membership in the Federal Home Loan Bank of Dallas, Federal Reserve Bank and Depository Trust and Clearing Corporation, Trustmark does not hold any equity investment in government sponsored entities.

Note 2 – Loan Composition

LOANS BY TYPE	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Loans secured by real estate:
Construction, land development and other land loans	$960,945	$1,000,020	$1,028,788	$1,062,319	$1,158,549
Secured by 1-4 family residential properties	1,663,575	1,601,600	1,524,061	1,561,024	1,633,021
Secured by nonfarm, nonresidential properties	1,472,212	1,425,937	1,422,658	1,345,624	1,300,753
Other real estate secured	186,770	184,204	186,915	175,877	148,588
Commercial and industrial loans	1,203,230	1,258,887	1,305,938	1,328,035	1,313,620
Consumer loans	727,399	804,958	895,046	947,113	994,475
Other loans	356,451	364,991	358,997	320,738	310,369
Loans	6,570,582	6,640,597	6,722,403	6,740,730	6,859,375
Allowance for loan losses	(101,751)	(100,358)	(94,922)	(90,888)	(86,576)
Net Loans	$6,468,831	$6,540,239	$6,627,481	$6,649,842	$6,772,799

The allowance for loan losses is maintained at a level believed adequate by Management, based on estimated probable losses within the existing loan portfolio.  Trustmark’s allowance for loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, “Selected Loan Loss Allowance Methodology and Documentation Issues,” as well as on other regulatory guidance. Accordingly, Trustmark’s methodology is based on historical loss experience by type of loan and internal risk ratings, homogeneous risk pools and specific loss allocations, with adjustments considering environmental factors such as current economic events, industry and geographical conditions and portfolio performance indicators.  The provision for loan losses reflects loan quality trends, including the levels of and trends related to nonaccrual loans, past due loans, potential problem loans, criticized loans and net charge-offs or recoveries, among other factors, in compliance with the Interagency Policy Statement on the Allowance for Loan and Lease Losses published by the governmental regulating agencies for financial services companies.

During the quarter ended June 30, 2009, Trustmark refined its allowance for loan loss methodology for commercial loans classifying them into thirteen separate homogenous loan types, while taking into consideration the uniqueness of our markets.  In addition, Trustmark combined its quantitative historical loan loss factors and qualitative risk factors for each of its homogenous loan types.  These enhancements were implemented based upon current regulatory guidance from Trustmark’s primary regulator and as a result, approximately $8.0 million in qualitative reserves were reallocated to specific reserves.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2009 ($ in thousands) (unaudited)

Note 2 - Loan Composition (continued)
	June 30 ,2009
LOAN COMPOSITION BY REGION	Total	Florida	Mississippi (Central and Southern Regions)	Tennessee (Memphis, TN and Northern MS Regions)	Texas
Loans secured by real estate:
Construction, land development and other land loans	$960,945	$245,494	$373,348	$65,619	$276,484
Secured by 1-4 family residential properties	1,663,575	88,007	1,373,026	167,918	34,624
Secured by nonfarm, nonresidential properties	1,472,212	180,559	833,629	217,282	240,742
Other real estate secured	186,770	12,900	145,473	9,959	18,438
Commercial and industrial loans	1,203,230	19,907	842,866	62,745	277,712
Consumer loans	727,399	2,238	684,166	30,006	10,989
Other loans	356,451	21,692	293,462	18,194	23,103
Loans	$6,570,582	$570,797	$4,545,970	$571,723	$882,092

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS BY REGION
Lots	$111,490	$69,005	$26,442	$4,534	$11,509
Development	211,246	33,533	83,178	11,169	83,366
Unimproved land	279,871	93,379	105,181	33,372	47,939
1-4 family construction	151,629	17,344	76,352	7,485	50,448
Other construction	206,709	32,233	82,195	9,059	83,222
Construction, land development and other land loans	$960,945	$245,494	$373,348	$65,619	$276,484

				Classified (3)
FLORIDA CREDIT QUALITY	Total Loans	Criticized Loans (1)	Special Mention (2)	Accruing	Nonimpaired Nonaccrual	Impaired Nonaccrual (4)
Construction, land development and other land loans:
Lots	$69,005	$27,325	$4,939	$8,710	$9,944	$3,732
Development	33,533	21,144	-	12,098	702	8,344
Unimproved land	93,379	57,327	22,803	9,855	4,352	20,317
1-4 family construction	17,344	8,709	-	4,718	246	3,745
Other construction	32,233	18,115	2,745	9,331	515	5,524
Construction, land development and other land loans	245,494	132,620	30,487	44,712	15,759	41,662
Commercial, commercial real estate and consumer	325,303	65,305	21,599	28,942	12,653	2,111

Total Florida loans	$570,797	$197,925	$52,086	$73,654	$28,412	$43,773

FLORIDA CREDIT QUALITY (continued)	Total Loans Less Impaired Loans	Loan Loss Reserves	Loan Loss Reserve % of Non-Impaired Loans
Construction, land development and other land loans:
Lots	$65,273	$7,616	11.67%
Development	25,189	4,122	16.36%
Unimproved land	73,062	9,774	13.38%
1-4 family construction	13,599	929	6.83%
Other construction	26,709	3,237	12.12%
Construction, land development and other land loans	203,832	25,678	12.60%
Commercial, commercial real estate and consumer	323,192	6,935	2.15%

Total Florida loans	$527,024	$32,613	6.19%

(1)	Criticized loans equal all special mention and classified loans.
(2)	Special mention loans exhibit potential credit weaknesses that, if not resolved, may ultimately result in a more severe classification.
(3)	Classified loans include those loans identified by management as exhibiting well-defined credit weaknesses that may jeopardize repayment in full of the debt.
(4)
All nonaccrual loans over $1 million are individually assessed for impairment in accordance with SFAS No. 114.  Impaired loans have been determined to be collateral dependent and assessed using a fair value approach.  Fair value estimates begin with appraised values, normally from recently received and reviewed appraisals.  Appraised values are adjusted down for costs associated with asset disposal.  When a loan is deemed to be impaired, the full difference between book value and the most likely estimate of the asset’s net realizable value is charged off.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2009 ($ in thousands) (unaudited)

Note 2 - Loan Composition (continued)

LOAN COMPOSITION -FLORIDA	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008
Loans secured by real estate:
Construction, land development and other land loans	$245,494	$276,315	$294,473	$301,509	$321,864
Secured by 1-4 family residential properties	88,007	93,911	91,559	90,790	93,946
Secured by nonfarm, nonresidential properties	180,559	180,649	179,123	176,512	178,869
Other real estate secured	12,900	12,747	12,632	12,518	12,648
Commercial and industrial loans	19,907	18,049	18,814	18,305	22,739
Consumer loans	2,238	2,531	3,206	3,008	2,905
Other loans	21,692	21,823	18,505	14,833	12,704
Loans	$570,797	$606,025	$618,312	$617,475	$645,675

CONSTRUCTION, LAND DEVELOPMENT AND OTHER LAND LOANS - FLORIDA
Lots	$69,005	$74,002	$76,849	$82,472	$84,936
Development	33,533	41,769	35,927	37,578	41,098
Unimproved land	93,379	99,063	114,232	111,548	120,422
1-4 family construction	17,344	25,878	29,246	29,265	33,151
Other construction	32,233	35,603	38,219	40,646	42,257
Construction, land development and other land loans	$245,494	$276,315	$294,473	$301,509	$321,864

Note 3 –Preferred Stock

On November 21, 2008, Trustmark issued a total of 215,000 shares of Senior Preferred stock to the U.S. Treasury (Treasury) in a private placement transaction as part of the Troubled Assets Relief Program Capital Purchase Program (TARP CPP), a voluntary initiative for healthy U.S. financial institutions.  Trustmark chose to participate in the TARP CPP in order to reinforce its strong capital position, advance the Treasury’s efforts to facilitate additional lending in the markets where Trustmark operates and to support its growth and expansion opportunities.  Cumulative dividends on the Senior Preferred stock accrue on the liquidation preference of $1,000.00 per share at a rate of 5.00% per year until, but excluding, February 15, 2014, and from that date thereafter at the rate of 9.00% per share per year, and will be paid quarterly, but only if, as, and when declared by Trustmark’s Board of Directors. Trustmark may redeem the Senior Preferred stock at par.  Based upon recent legislation, it is not necessary for Trustmark to replace the Senior Preferred stock with Tier 1 (or other) capital as a condition to redemption.  Any redemption is, however, subject to the consent of the Treasury, the Federal Reserve and the OCC.

As part of its participation in the TARP CPP, in addition to issuing 215,000 shares of Senior Preferred stock to the Treasury, Trustmark also issued to the Treasury a ten-year warrant (the Warrant) to purchase up to 1,647,931 shares of Trustmark’s common stock, at an initial exercise price of $19.57 per share, subject to customary anti-dilution adjustments.

The Senior Preferred stock was recorded at issue for $204.9 million, with the remainder of the $10.1 million in cash proceeds recorded as warrants in Capital Surplus.  This allocation was derived by a third-party evaluation of the fair value of the Senior Preferred and warrant at the time of issuance.  The cash proceeds were then apportioned to the Senior Preferred and the warrants using their relative fair values.  The basis of the Senior Preferred will be accreted to the $215 million redemption value on a constant yield method over five years, and the accretion will be represented as an additional carrying cost of the equity.  The warrant is not subject to mark-to-market accounting, and will be carried in Capital Surplus at its original basis until exercise or expiration.  The warrant’s effect on shares outstanding will be included in dilutive shares using the treasury stock method.

Note 4 – Yields on Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended					Six Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
Securities – Taxable	5.16%	5.22%	4.87%	4.79%	4.66%	5.19%	4.55%
Securities – Nontaxable	6.23%	6.72%	6.68%	6.74%	6.93%	6.45%	7.03%
Securities – Total	5.24%	5.31%	5.01%	4.99%	4.90%	5.28%	4.88%
Loans	5.34%	5.37%	5.86%	6.07%	6.19%	5.35%	6.45%
FF Sold & Rev Repo	0.36%	0.48%	0.99%	2.24%	2.21%	0.41%	2.61%
Other Earning Assets	2.92%	3.14%	2.98%	4.34%	4.61%	3.02%	5.37%
Total Earning Assets	5.30%	5.34%	5.68%	5.90%	6.00%	5.32%	6.26%

Interest-bearing Deposits	1.54%	1.66%	1.98%	2.32%	2.58%	1.60%	2.85%
FF Pch & Repo	0.19%	0.22%	0.58%	1.88%	1.96%	0.20%	2.37%
Borrowings	1.48%	1.16%	2.20%	3.81%	3.64%	1.28%	4.49%
Total Interest-bearing Liabilities	1.41%	1.46%	1.83%	2.34%	2.58%	1.44%	2.89%

Net interest margin	4.20%	4.18%	4.20%	4.01%	3.91%	4.19%	3.92%

During the second quarter 2009, the net interest margin increased 2 basis points to 4.20%, from 4.18% first quarter of 2009. The increase is due to decreasing deposit costs, offset somewhat by a modest decline in earning asset yields.

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2009 ($ in thousands) (unaudited)

Note 4 – Yields on Earning Assets and Interest-Bearing Liabilities (continued)

During the first six months of 2009, Trustmark’s net interest margin expanded to 4.19%, up 27 basis points compared to the first six months of 2008.  This increase is mostly attributable to an increased level of fixed rate securities funded primarily through short-term and floating rate liabilities as well as moderating certificate of deposit costs thus far in 2009.  These benefits have more than outweighed the continued downward repricing of fixed rate assets.

Note 5 – Mortgage Banking

Trustmark utilizes derivative instruments to offset changes in the fair value of mortgage servicing rights (MSR) attributable to changes in interest rates. Changes in the fair value of the derivative instrument are recorded in mortgage banking income, net and are offset by the changes in the fair value of MSR, as shown in the accompanying table. MSR fair values represent the effect of present value decay and the effect of changes in interest rates. Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the fair value of the MSR asset attributable to market changes. The impact of this strategy resulted in a net negative ineffectiveness of $4.6 million for the quarter ended June 30, 2009 and a net positive ineffectiveness of $2.1 million and $2.7 million for the quarter ended March 31, 2009 and June 30, 2008, respectively. The accompanying table shows that the MSR value increased $13.6 million for the quarter ended June 30, 2009.  This change is due to an increase in mortgage rates.  Offsetting the MSR change is an $18.2 million decrease in the value of derivative instruments due to a large increase in the 10-year Treasury note yields. The resulting $4.6 million negative ineffectiveness is primarily caused by the spread contraction between primary mortgage rates and yields on the 10-year Treasury note.

The following table illustrates the components of mortgage banking income included in noninterest income in the accompanying income statements:

	Quarter Ended					Six Months Ended
	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
Mortgage servicing income, net	$4,029	$4,001	$4,188	$4,002	$3,804	$8,031	$7,551
Change in fair value-MSR from market changes	13,593	(352)	(36,846)	(903)	13,104	13,240	2,911
Change in fair value of derivatives	(18,206)	2,407	37,160	1,680	(10,453)	(15,799)	7,146
Change in fair value-MSR from runoff	(3,097)	(2,643)	(2,101)	(2,152)	(2,303)	(5,739)	(4,733)
Gain on sales of loans	8,932	4,004	473	1,875	2,542	12,935	3,620
Other, net	(2,708)	3,490	1,519	(179)	14	782	1,269
Mortgage banking, net	$2,543	$10,907	$4,393	$4,323	$6,708	$13,450	$17,764

Note 6 – Non-GAAP Financial Measures

In addition to capital ratios defined by generally accepted accounting principles (GAAP) and banking regulators, Trustmark utilizes various tangible common equity measures when evaluating capital utilization and adequacy.  Tangible common equity, as defined by Trustmark, represents common equity less goodwill and identifiable intangible assets.

Trustmark believes these measures are important because they reflect the level of capital available to withstand unexpected market conditions. Additionally, presentation of these measures allows readers to compare certain aspects of Trustmark’s capitalization to other organizations.  These ratios differ from capital measures defined by banking regulators principally in that the numerator excludes shareholders’ equity associated with preferred securities, the nature and extent of which varies across organizations.

These calculations are intended to complement the capital ratios defined by GAAP and banking regulators.  Because GAAP does not include these capital ratio measures, Trustmark believes there are no comparable GAAP financial measures to these tangible common equity ratios. The following table reconciles Trustmark’s calculation of these measures to amounts reported under GAAP.  Despite the importance of these measures to Trustmark, there are no standardized definitions for them and, as a result, Trustmark’s calculations may not be comparable with other organizations. Also there may be limits in the usefulness of these measures to investors. As a result, Trustmark encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

			Quarter Ended					Six Months Ended
			6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
TANGIBLE COMMON EQUITY
QUARTERLY AVERAGE BALANCES
Total stockholders' equity			$1,207,202	$1,192,398	$1,056,052	$946,897	$944,084	$1,199,841	$938,302
Less:	Preferred stock		(205,860)	(205,417)	(91,385)	-	-	(205,640)	-
Total average common equity			1,001,342	986,981	964,667	946,897	944,084	994,201	938,302
Less:	Goodwill		(291,104)	(291,104)	(291,123)	(291,145)	(291,166)	(291,104)	(291,172)
	Identifiable intangible assets		(22,424)	(23,440)	(24,466)	(25,540)	(26,611)	(22,929)	(27,146)
Total average tangible common equity			$687,814	$672,437	$649,078	$630,212	$626,307	$680,168	$619,984

PERIOD END BALANCES
Total stockholders' equity			$1,202,114	$1,200,368	$1,178,466	$948,998	$935,885
Less:	Preferred stock		(206,009)	(205,564)	(205,126)	-	-
Total common equity			996,105	994,804	973,340	948,998	935,885
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,145)	(291,145)
	Identifiable intangible assets		(21,820)	(22,820)	(23,821)	(24,887)	(25,958)
Total tangible common equity		(a)	$683,181	$680,880	$658,415	$632,966	$618,782

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS June 30, 2009 ($ in thousands) (unaudited)

Note 6 - Non-GAAP Financial Measures (continued)
			Quarter Ended					Six Months Ended
			6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	6/30/2009	6/30/2008
	TANGIBLE ASSETS
	Total assets		$9,626,870	$9,775,714	$9,790,909	$9,086,273	$9,315,049
Less:	Goodwill		(291,104)	(291,104)	(291,104)	(291,145)	(291,145)
	Identifiable intangible assets		(21,820)	(22,820)	(23,821)	(24,887)	(25,958)
	Total tangible assets	(b)	$9,313,946	$9,461,790	$9,475,984	$8,770,241	$8,997,946

	Risk-weighted assets	(c)	$7,144,278	$7,216,846	$7,294,633	$7,196,685	$7,270,819

NET INCOME ADJUSTED FOR INTANGIBLE AMORTIZATION
	Net income available to common shareholders		$13,443	$23,359	$23,979	$23,354	$17,552	$36,802	$43,731
Plus:	Intangible amortization net of tax		618	618	658	662	662	1,236	1,324
	Net income adjusted for intangible amortization		$14,061	$23,977	$24,637	$24,016	$18,214	$38,038	$45,055

	Period end common shares outstanding	(d)	57,423,841	57,378,318	57,324,737	57,324,627	57,296,449

	TANGIBLE COMMON EQUITY MEASUREMENTS
	Return on average tangible common equity [1]		8.20%	14.46%	15.10%	15.16%	11.70%	11.28%	14.61%
	Tangible common equity/tangible assets	(a)/(b)	7.34%	7.20%	6.95%	7.22%	6.88%
	Tangible common equity/risk-weighted assets	(a)/(c)	9.56%	9.43%	9.03%	8.80%	8.51%
	Tangible common book value	(a)/(d)*1,000	$11.90	$11.87	$11.49	$11.04	$10.80

TIER 1 COMMON RISK-BASED CAPITAL
	Total stockholders' equity		$1,202,114	$1,200,368	$1,178,466	$948,998	$935,885
	Eliminate qualifying accum other comprehensive loss		5,395	5,097	14,717	16,331	17,608
	Qualifying tier 1 capital		68,000	68,000	68,000	68,000	68,000
	Disallowed goodwill		(291,104)	(291,104)	(291,104)	(291,145)	(291,145)
Adj to goodwill allowed for deferred taxes			8,100	7,748	7,395	-	-
	Other disallowed intangibles		(21,820)	(22,820)	(23,821)	(24,887)	(25,958)
	Disallowed servicing intangible		(6,331)	(4,526)	(4,288)	(7,855)	(7,621)
	Total tier 1 capital		$964,354	$962,763	$949,365	$709,442	$696,769
Less:	Qualifying tier 1 capital		(68,000)	(68,000)	(68,000)	(68,000)	(68,000)
	Preferred stock		(206,009)	(205,564)	(205,126)	-	-
	Total tier 1 common capital	(e)	$690,345	$689,199	$676,239	$641,442	$628,769

	Tier 1 common risk-based capital ratio	(e)/(c)	9.66%	9.55%	9.27%	8.91%	8.65%

[1] Calculation = ((net income adjusted for intangible amortization/number of days in period)*number of days in year)/total average tangible common equity